As filed with the Securities and Exchange Commission on November 26, 1997.

                                                       Registration Nos. 33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

                 Pre-Effective Amendment No.                                 |_|

                 Post-Effective Amendment No. 84                             |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|

                 Amendment No. 88                                            |X|

                        (Check appropriate box or boxes.)

                                 -------------

                     Standish, Ayer & Wood Investment Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760

                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    |X| Immediately upon filing pursuant to Rule 485(b)

    |_| On [Date] pursuant to Rule 485(b)

    |_| 60 days after filing pursuant to Rule 485(a)(1)

    |_| On [Date] pursuant to Rule 485(a)(1)

    |_| 75 days after filing pursuant to Rule 485(a)(2)

    |_| On January 27, 1998 pursuant to Rule 485(a)(2)

                           --------------------------

      The Post-Effective Amendment has been executed by Standish, Ayer & Wood Master Portfolio.

                     STANDISH, AYER & WOOD INVESTMENT TRUST(1)

                  Cross-Reference Sheet Pursuant to Rule 495(a)

Part A                                    Prospectus
Form Item                                 Cross-Reference
---------                                 ---------------

Item 1.     Cover Page                    Cover Page

Item 2.     Synopsis                      "Expense Information"

Item 3.     Condensed Financial           Not Applicable

Item 4.     General Description           Cover Page, "The Funds and Their
              of Registrant               Shares", "Investment Objective and
                                          Policies", "Description of
                                          Securities and Related Risks",
                                          "Investment Techniques and Related
                                          Risks" and "Information about the
                                          Master-Feeder Structure"

Item 5.     Management of the Fund        "Management" and "Custodian,
                                          Transfer Agent and Dividend
                                          Disbursing Agent"

Item 6.     Capital Stock and             "The Funds and Their Shares",
              Other Securities            "Purchase of Shares", "Redemption
                                          of Shares", "Dividends and
                                          Distributions" and "Federal Income
                                          Taxes"

Item 7.     Purchase of Securities        Cover Page and "Purchase of
              Being Offered               Shares"

Item 8.     Redemption or Repurchase      "Redemption of Shares"

Item 9.     Pending Legal Proceedings     Not Applicable

--------
(1) This Post-Effective Amendment to the Registrant's Registration Statement is being filed with respect to the following series of the Registrant: Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund. The Prospectuses and Statements of Additional Information for the other series of the Registrant are not effected hereby and, therefore, are not included herewith.

                                          Statement of Additional
                                          -----------------------
Part B                                    Information Cross-
------                                    ------------------
Form Item                                 Reference
---------                                 ---------

Item 10.    Cover Page                    Cover Page

Item 11.     Table of Contents            "Contents"

Item 12.    General Information
              and History                 Not Applicable

Item 13.    Investment Objectives         "Investment Objective and
            and Policies                  and Policies" and "Investment
                                          Restrictions"

Item 14.    Management of the Fund        "Management"

Item 15.    Control Persons and           "Management"
              Principal Holders
              of Securities

Item 16.    Investment Advisory and       "Management"
              Other Services

Item 17.    Brokerage Allocation          "Portfolio Transactions"

Item 18.    Capital Stock and             "The Funds and Their Shares"
              Other Securities

Item 19.    Purchase, Redemption          "Redemption of Shares" and
              and Pricing of Securities   "Determination of Net Asset
              Being Offered               Value"

Item 20.    Tax Status                    "Taxation"

Item 21.    Underwriters                  Not Applicable

Item 22.    Calculation of                "Calculation of Performance
              Performance Data            Data"

Item 23.    Financial Statements          "Experts and Financial Statements"

                                            [STANDISH LOGO] STANDISH FUNDS(SM)
--------------------------
The Standish
Group of
Asset Funds
                                            Prospectus

Standish Equity
Asset Fund

Standish Small
Capitalization
Equity Asset Fund

Standish Fixed Income
Asset Fund

Standish Global Fixed
Income Asset Fund
--------------------------
                                                               November 26, 1997

Standish Group of Asset Funds
--------------------------------------------------------------------------------

      The Standish Group of Asset Funds includes the Standish Equity Asset Fund (the "Equity Fund"), Standish Small Capitalization Equity Asset Fund (the "Small Cap Fund"), Standish Fixed Income Asset Fund (the "Fixed Income Fund") and the Standish Global Fixed Income Asset Fund (the "Global Fixed Income Fund"). The Equity, Small Cap and Fixed Income Funds are each organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open end investment company. The Global Fixed Income Fund is organized as a separate non-diversified investment series of the Trust. Each Fund is a feeder fund in the master-feeder structure and invests exclusively in a master fund, an open-end investment company of similar name (each, a "Portfolio"). Standish, Ayer & Wood, Inc. ("Standish") is the investment adviser to the Equity Portfolio, Small Capitalization Equity Portfolio and the Fixed Income Portfolio and its affiliate, Standish International Management Company, L.P. ("SIMCO"), is the investment adviser to the Global Fixed Income Portfolio. Standish and SIMCO are referred to in the Prospectus as the "Adviser" or the "Advisers."

      Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066.

      Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. SIMCO serves as Standish's international research and investment arm for both debt and equity securities in all countries outside of the United States. Privately held by twenty-one employee/directors and headquartered in Boston, Massachusetts, Standish employs over eighty investment professionals with a total staff of more than two hundred.

      This Prospectus, dated November 26, 1997, sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 26, 1997, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request by calling (800) 729-0066.

      Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Shares of the Funds may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Fund shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals -- whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Fund shares through their Omnibus Account Administrators. See "Purchase of Shares" on page 24 for further information.

   No sales commissions or other transaction charges are imposed by the Trust or the Principal Underwriter, although Account Administrators may impose such charges and the Funds may compensate Account Administrators for providing services for the benefit of participants in the Omnibus Accounts. Unless waived by the Funds, the minimum initial investment by an Omnibus Account is $100,000.


Standish Group of Asset Funds           2                      November 26, 1997

Table of Contents
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Comparison Highlights ................................................   4

Expense Information .......................................................   6

Investment Objectives and Policies ........................................   7

   The Equity Asset Fund ..................................................   8

   The Small Capitalization Equity Asset Fund .............................   9

   The Fixed Income Asset Fund ............................................  10

   The Global Fixed Income Asset Fund .....................................  10

Description of Securities and Related Risks ...............................  11

   General Risks ..........................................................  11

   Specific Risks .........................................................  13

Global Fixed Income .......................................................  16

Investment Techniques and Related Risks ...................................  18

Information about the Master-Feeder Structure .............................  23

Calculation of Performance Data ...........................................  23

Dividends and Distributions ...............................................  24

Purchase of Shares ........................................................  25

Net Asset Value ...........................................................  26

Exchange of Shares ........................................................  27

Redemption of Shares ......................................................  27

Management ................................................................  29

Federal Income Taxes ......................................................  32

The Funds and Their Shares ................................................  33

Principal Underwriter .....................................................  33

Custodian, Transfer Agent and Dividend Disbursing Agent ...................  33

Independent Accountants ...................................................  33

Legal Counsel .............................................................  33

Tax-Certification Instructions ............................................  33
--------------------------------------------------------------------------------

                                                            [STANDISH LOGO]


Standish Group of Asset Funds           3                      November 26, 1997

Fund Comparison Highlights
--------------------------------------------------------------------------------

      The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

--------------------------------------------------------------------------------
                                                        Small Capitalization
                             Equity Asset Fund           Equity Asset Fund
--------------------------------------------------------------------------------

Investment Objective        Long-term growth of       Long-term growth of
                            capital through           capital through
                            investment primarily in   investment primarily in
                            equity and                equity and
                            equity-related            equity-related
                            securities of companies   securities of small
                            which appear to be        capitalization companies
                            undervalued

--------------------------------------------------------------------------------
Key Strategy                Emphasize stocks          Emphasize rapidly
                            believed to offer above   growing, high quality
                            average potential for     companies with market
                            capital growth through    capitalizations less
                            the use of statistical    than $700 million that
                            modeling techniques and   are involved with value
                            fundamental analysis      added products or
                                                      services
--------------------------------------------------------------------------------

Market Capitalization of    No limit; general range   $700 million or less
Companies Focused on by     is medium to large
the Fund                    capitalization

--------------------------------------------------------------------------------
Foreign Securities          Yes; no limit for         Yes; limited to 15% of
                            securities listed on a    total assets
                            U.S. exchange or traded
                            in the U.S.
                            over-the-counter ("OTC")
                            market but limited to
                            10% of total assets for
                            foreign securities which
                            are not so listed or
                            traded
--------------------------------------------------------------------------------

Benchmark Index             S&P 500                   Russell 2000, Russell
                                                      2000 Growth and S&P 500


Standish Group of Asset Funds           4                      November 26, 1997

Fund Comparison Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Fixed Income Asset         Global Fixed Income
                               Fund                     Asset Fund
--------------------------------------------------------------------------------

 Investment         Achieve a high level of     Maximize total return while
 Objective          current income,             realizing a market level of
                    consistent with             income consistent with
                    conserving principal and    preserving principal and
                    liquidity, and              liquidity
                    secondarily to seek
                    capital appreciation when
                    changes in interest rates
                    or other economic
                    conditions indicate that
                    capital appreciation may
                    be available without
                    significant risk to
                    principal

--------------------------------------------------------------------------------

 Primary Types of   Fixed income securities     Fixed income securities of (i)
 Obligations        of (i) U.S. and foreign     foreign and U.S. governments
                    governments, and (ii)       and (ii) foreign and U.S.
                    U.S. and foreign            corporations
                    corporations

--------------------------------------------------------------------------------

 Credit Quality     Primarily investment grade  Primarily investment grade

--------------------------------------------------------------------------------

 Below Investment   Yes, up to 15% of total     Yes, up to 15% of total assets
 Grade              assets

--------------------------------------------------------------------------------

 Average Portfolio  Aa/AA                       In range of AA/Aa to A/A
 Quality

--------------------------------------------------------------------------------

 Foreign            Yes; up to 20% of total     Under normal market conditions,
 Securities         assets (including issuers   65% or more of total assets in
 Selected           located in emerging         fixed income securities of
                    markets), no more than      issuers located in at least
                    10% of total assets not     three countries (one of which
                    subject to currency         may be the U.S.)
                    hedging

--------------------------------------------------------------------------------

 Intended Country   Primarily U.S.              No fewer than three different
 Diversification                                countries

--------------------------------------------------------------------------------

 Currency Strategy  Will hedge currencies to    Will hedge currencies to seek
                    seek to protect the U.S.    to protect the U.S. dollar
                    dollars value of at least   value of the Fund's assets
                    half the Fund's foreign
                    investments.

--------------------------------------------------------------------------------

 Benchmark          Lehman Brothers Aggregate   J.P. Morgan Global Government
                    Bond Index                  Bond Index (Hedged)


Standish Group of Asset Funds           5                      November 26, 1997

EXPENSE INFORMATION
--------------------------------------------------------------------------------

      Total operating expenses are estimated and are based on expenses expected to be incurred by the Equity and Small Cap Funds for the fiscal years ending September 30, 1998, and the Fixed Income and Global Fixed Income Funds for the fiscal years ending December 31, 1997, and include estimated expenses of each Fund and its corresponding Portfolio.

--------------------------------------------------------------------------------
                                                                         Global
                                                         Small  Fixed    Fixed
                                                Equity   Cap    Income   Income
                                                 Fund    Fund    Fund     Fund
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
   Maximum Sales Load Imposed on Purchases       None    None    None     None
   Maximum Sales Load Imposed on Reinvested      None    None    None     None
   Dividends
   Deferred Sales Load                           None    None    None     None
   Redemption Fees                               None    None    None     None
   Exchange Fee                                  None    None    None     None

Annual Operating Expenses
(as a percentage
of average net assets)
   Management Fees                              0.50%   0.60%   0.32%    0.40%
   12b-1 Fees                                    None    None    None     None
   Service Fees                                 0.25%   0.25%   0.25%    0.25%
   Other Expenses (After Expense Limitation)*+  0.21%   0.15%   0.06%    0.26%
                                                -----   -----   -----    -----
   Total Operating Expenses
     (After Expense Limitation)*                0.96%   1.00%   0.63%    0.91%
                                                =====   =====   =====    =====

* The Advisers have voluntarily agreed to limit each Fund's Total Operating Expenses (excluding litigation, indemnification, taxes and other extraordinary expenses) to the following percentages of average daily net assets for the Equity and Small Cap Funds' fiscal years ending September 30, 1998: Equity Fund -- 0.96%; Small Cap Fund -- 1.00%; and for the Fixed Income and Global Fixed Income Funds' fiscal years ending December 31, 1997: Fixed Income Fund 0.63%; Global Fixed Income Fund -- 0.91%. These agreements are voluntary and temporary and may be discontinued or revised by the -- Advisers at any time after September 30, 1998 for the Equity and Small Cap Funds and December 31, 1997 for the Fixed Income and Global Fixed Income Funds. In the absence of such agreements, Other Expenses and Total Operating Expenses of the Funds are estimated to be: Equity Fund -- 1.02% and 1.52%; Small Cap Fund -- 0.57% and 1.42%; Fixed Income Fund -- 0.39% and 0.96%; and Global Fixed Income Fund-- 0.68% and 1.33%.

+ Other expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

      Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:
+
--------------------------------------------------------------------------------
                                                                         Global
                                                         Small  Fixed    Fixed
                                                Equity   Cap    Income   Income
                                                 Fund    Fund    Fund     Fund
--------------------------------------------------------------------------------

After 1 Year                                      $10     $10      $6       $9
After 3 Years                                     $31     $32     $20      $29

      The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The Funds are newly organized and have no operating history. The example is included solely for illustrative purpose and should not be considered a representation of future performance of expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses.


Standish Group of Asset Funds           6                      November 26, 1997

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

      Each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio which has the same investment objective as the Fund. This structure, where one fund invests all of its investable assets in another investment company, is described under the caption "Information About the Master-Feeder Structure" below. Since the investment characteristics of each Fund relate directly to those of its corresponding Portfolio, the following is a discussion of the various investments and investment policies of the Portfolios.


Investment Strategy for the Equity Portfolios

      The Equity and Small Cap Portfolios are actively managed diversified portfolios consisting primarily of equity and equity-related securities. Each Portfolio is managed to achieve long-term growth of capital. The Equity Portfolio seeks to achieve its objective by investing primarily in equity and equity-related securities of companies which appear to be undervalued. The Small Cap Portfolio seeks to achieve its objective by focusing on equity and equity-related securities of small capitalization companies. The Small Cap Portfolio invests primarily in securities of companies with market capitalizations less than $700 million.

      Standish seeks to add value to portfolios of equity securities by finding companies with improving business momentum whose securities have reasonable valuations. For the Equity Portfolio, Standish utilizes both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. For the Small Cap Portfolio, Standish emphasizes small capitalization companies that have developed strong sector or industry positions and have produced solid balance sheets.

      Equity Securities. The equity and equity-related securities in which the Equity and Small Cap Portfolios invest include exchange-traded and over-the-counter common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies and real estate investment trusts ("REITs"), limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies, although these Portfolios may not invest to the same extent in securities of foreign issuers.

Investment Strategy for the Fixed Income Portfolios

      The Fixed Income Portfolio is an actively managed diversified portfolio consisting primarily of fixed income securities of U.S. issuers. The Fixed Income Portfolio is managed to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal The Global Fixed Income Portfolio is an actively managed non-diversified portfolio consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. The Global Fixed Income Portfolio is managed to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

      The Adviser's primary investment management and research focus is at the security and industry/sector level. The Adviser seeks to add value to each Portfolio's portfolio by selecting undervalued investments, rather than by varying the average maturity of a Portfolio's portfolio to reflect interest rate forecasts. The Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. With respect to the Global Fixed Income Portfolio, SIMCO emphasizes intermediate-term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.

      Fixed Income Securities. The Fixed Income and Global Fixed Income Portfolios may invest in all types of fixed income securities including bonds, notes (including structured or hybrid notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee Dollar instruments, preferred stocks (including convertible preferred stock), listed and unlisted warrants and money market instruments. These fixed income securities may be issued by U.S. and foreign corporations or entities, foreign governments and their political subdivisions, the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.

      Credit Quality. The Fixed Income and Global Fixed Income Portfolios each invest primarily in investment grade fixed income securities, i.e., securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch") or IBCA, Ltd., or, if unrated, determined by the Adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the Adviser uses the highest rating to compute a Portfolio's credit quality and also to determine the security's rating category. In determining whether unrated securities are of equivalent credit quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. If the rating of a security held by a Portfolio is downgraded below the minimum rating required for the particular Portfolio, the Adviser will determine whether to retain that security in a Portfolio's portfolio.


Standish Group of Asset Funds           7                      November 26, 1997

      Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff, Fitch or IBCA) are generally regarded as high grade obligations. Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff, Fitch or IBCA are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. The Fixed Income and Global Fixed Income Portfolios may also invest up to 15% of their total assets in below investment grade fixed income securities. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than investment grade securities and are considered speculative by the rating agencies. The Adviser attempts to select for the Portfolios those medium grade and non-investment grade fixed income securities that have the potential for upgrade.

      * * *

      Each Fund's specific investment objective and policies are set forth below and will assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Equity Asset Fund

      Investment Objective. The Equity Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued.

      Principal Investments. Under normal circumstances, at least 80% of the Equity Portfolio's total assets are invested in equity and equity-related securities.

      Investment Strategies. The Equity Portfolio follows a disciplined investment strategy, emphasizing stocks which Standish believes offer above average potential for capital growth. Although the precise application of the discipline will vary according to market conditions, Standish intends to use statistical modeling techniques that utilize stock specific factors (e.g., current price earnings ratios, stability of earnings growth, trends in consensus analysts' estimates and measures of earnings results relative to expectations) to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by Standish's professional staff before they are included in the Equity Portfolio's holdings. Securities selected for inclusion in the Equity Portfolio's holdings will represent various industries and sectors.

      Other Investments. The Equity Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. over-the-counter ("OTC") market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

      The Equity Portfolio may invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. These securities will be rated Aaa, Aa or A by Moody's, or AAA, AA, or A by Standard & Poor's, Duff or Fitch, or, if unrated, determined by Standish to be of comparable credit quality. Up to 5% of the Equity Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's, Duff, or Fitch. The Equity Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Equity Portfolio may purchase and sell put and call options, enter into futures contracts on U.S. equity indices, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Asset Fund

      Investment Objective. The Small Cap Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of small capitalization companies.

      Principal Investments. Under normal circumstances, at least 80% of the Small Cap Portfolio's total assets are invested in equity and equity-related securities of small capitalization companies. The Small Cap Portfolio will focus its investments in small capitalization companies that have market capitalizations less than $700 million. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations less than $700 million after the consummation of the offering, and whose securities are expected to be liquid after the offering.

      Investment Strategies. The Small Cap Portfolio will pursue investments in rapidly growing, high quality companies that are involved with value added products or services. These companies will have market capitalizations less than $700 million, although the Small Cap Portfolio may include securities of larger, more mature companies. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and may pose additional risks.

      Other Investments. The Small Cap Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. The Small Cap Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap Portfolio may purchase and sell put and call options, enter into futures


Standish Group of Asset Funds           8                      November 26, 1997
contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.


The Fixed Income Asset Fund

      Investment Objective. The Portfolio's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

      Securities. Under normal market conditions, substantially all, and at least 65%, of the Portfolio's total assets are invested in investment grade fixed income securities. The Portfolio may invest up to 20% of its total assets in fixed income securities of foreign corporations and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars.

      The Fixed Income Portfolio purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. The Portfolio may enter into repurchase agreements and forward dollar roll transactions, purchase zero coupon and deferred-payment securities, buy securities on a when-issued or delayed delivery basis, engage in short sales and purchase shares of other investment companies and REITs. The Portfolio may also enter into various forward foreign currency exchange transactions and foreign currency futures transactions and utilize OTC options to seek to manage the Portfolio's foreign currency exposure. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

      Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in securities rated below investment grade, or, if unrated, determined by Standish to be of comparable credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be Aa according to Moody's or AA according to Standard & Poor's, Duff or Fitch.

      Maturity. Under normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will vary from five to thirteen years.

The Global Fixed Income Asset Fund

      Investment Objective. The Portfolio's investment objective is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

      Securities. Under normal market conditions, the Portfolio invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in countries around the world, including the United States.

      The Global Fixed Income Portfolio purchases securities that pay interest on a fixed, variable, floating, inverse floating, contingent, in-kind or deferred basis. The Portfolio may enter into repurchase agreements and forward dollar roll transactions, purchase zero coupon and deferred-payment securities, buy securities on a when-issued or delayed delivery basis, lend portfolio securities, engage in short sales and purchase shares of other investment companies and REITs. The Portfolio may also enter into various forward foreign currency exchange transactions and foreign currency futures transactions and utilize OTC options to seek to manage the Portfolio's foreign currency exposure. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

      Country Selection. Under normal market conditions, the Portfolio's assets are invested in securities of issuers located in at least three different countries, one of which may be the United States. The Portfolio intends, however, to invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The Portfolio invests primarily in investment grade fixed income securities. The Portfolio may, however, invest up to 15% of its total assets in below investment grade securities or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar-weighted credit quality of the Portfolio's portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to Standard & Poor's, Duff, Fitch or IBCA.


Description of Securities and Related Risks

General Risks

      Investments in the Funds involve certain risks. The Fixed Income Portfolio and the Global Fixed Income Portfolio invest primarily in fixed income securities and are subject to risks associated with investments in such securities. These risks include interest rate risk, default risk, and call and extension risk. These Portfolios are also subject to risks associated with investments in below investment grade fixed income securities. The Equity Portfolio and the Small Cap Portfolio invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Each of the Portfolios is also subject to the risks associated with direct investments in foreign securities.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments.


Standish Group of Asset Funds           9                      November 26, 1997

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a Portfolio will suffer from the inability to invest in higher yield securities.

      Investing in Foreign Securities. The Global Fixed Income Portfolio invests primarily, and the other Portfolios invest to a lesser extent, in securities of foreign issuers. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

      Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio's investments are denominated relative to the U.S. dollar will affect the Portfolio's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio's securities are quoted would reduce the Portfolio's net asset value per share.

      Each Portfolio may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against changes in foreign currency exchange rates, although the Equity and the Small Cap Portfolios have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

      Emerging Markets. Although each Portfolio invests primarily in securities of established issuers based in developed foreign countries, each Portfolio may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The Fixed Income Portfolio may invest up to 20% of its total assets and the Global, Equity and Small Cap Portfolios may each invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The Portfolios may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investment in securities of issuers in emerging markets may involve a high degree of risk and may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading combined with frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Portfolio's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment in private property.


Standish Group of Asset Funds          10                      November 26, 1997

Specific Risks

      The following sections include descriptions of specific risks that are associated with a Portfolio's purchase of a particular type of security or the utilization of a specific investment technique.

      Common Stocks. The Equity and Small Cap Portfolios purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Small Capitalization Stocks. The Small Cap Portfolio invests primarily, and the Equity Portfolio may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

      Convertible Securities. Each Portfolio may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

      Warrants. Each Portfolio may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      Corporate Debt Obligations. The Fixed Income and Global Fixed Income Portfolios may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. Each Portfolio may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA"), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflationary index bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPS").

      Sovereign Debt Obligations. The Global Fixed Income and Fixed Income Portfolios may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Portfolio's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. The Global Fixed Income and Fixed Income Portfolios may purchase Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on


Standish Group of Asset Funds          11                      November 26, 1997
their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

      Obligations of Supranational Entities. The Global Fixed Income and Fixed Income Portfolios may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Depositary Receipts and Depositary Shares. The Equity and Small Cap Portfolios may purchase depository receipts and depository shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and GDSs") and European Depositary Receipts and Shares ("EDRs" and EDSs").

      Eurodollar and Yankee Dollar Investments. The Fixed Income and Global Fixed Income Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Fixed Income and Global Fixed Income Portfolios may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Below Investment Grade Securities. Both the Fixed Income and the Global Fixed Income Portfolios may invest up to 15% of their total assets in securities rated below investment grade. Fixed income securities rated below investment grade generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of below investment grade securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. Below investment grade securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for below investment grade securities. See the Statement of Additional Information for a detailed description of the ratings assigned to fixed income securities by Moody's, Standard & Poor's, Duff, Fitch and IBCA.

      For the fiscal year ended December 31, 1996, the Fixed Income Portfolio's and Global Fixed Incomes Portfolio's investments, on an average dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:


Fixed Income Portfolio's

  Investments                       Percentage
  U.S. Government Securities          27.3%
  U.S. Government Agency
    Securities                        21.4%
  Corporate Bonds:
    Aaa or AAA                         5.8%
    Aa or AA                           3.5%
    A                                 10.1%
    Baa or BBB                        18.5%
    Ba or BB                          13.4%
                                     ------
                                     100.0%

Global Fixed Income

  Portfolio's Investment            Percentage
  U.S. Government Securities           6.5%
  U.S. Government Agency               5.1%
  Corporate Bonds:
    Aaa or AAA                        31.5%
    Aa or AA                          16.8%
    A                                 11.8%
    Baa or BBB                        16.6%
    Ba or BB                          11.7%
                                     ------
                                     100.0%


Standish Group of Asset Funds          12                      November 26, 1997

      Mortgage-Backed Securities. The Fixed Income and Global Fixed Income Portfolios may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by foreign entities or the U.S. Government or any of its agencies, instrumentalaties or sponsored enterprises. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Portfolio's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase a Portfolio's exposure to rising interest rates and prevent a Portfolio from taking advantage of such higher yields.

      GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury.

      Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Portfolios do not intend to purchase residual interests in REMICs.

      Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, a Portfolio may fail to recoup fully its initial investment in these securities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Asset-Backed Securities. The Fixed Income and Global Fixed Income Portfolios may invest in asset-backed securities issued by foreign or U.S. entities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

      Zero Coupon and Deferred Payment Securities. The Fixed Income and Global Fixed Income Portfolios may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. A Portfolio is required to accrue income with respect to these securities prior to the receipt of cash payments. Because a Fund will distribute its allocable share of this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund may need to withdraw cash from the Portfolio, which then will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. The Fixed Income and Global Fixed Income Portfolios may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency


Standish Group of Asset Funds          13                      November 26, 1997
exchange rates and physical commodity prices. Investing in a structured note allows a Portfolio to gain exposure to the benchmark security while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, a Portfolio may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Portfolio's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark security.

      Inverse Floating Rate Securities. The Fixed Income and Global Fixed Income Portfolios may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Tax-Exempt Securities. Each Portfolio is managed without regard to potential tax consequences. If the Adviser believes that tax-exempt securities will provide competitive returns, the Fixed Income Portfolio may invest up to 10% of its total assets in tax-exempt securities. The Fixed Income Fund's distributions of its share of interest earned from these investments will be taxable.

      Money Market Instruments and Short-Term Securities. Although the Equity and Small Cap Portfolios intend to stay invested in equity and equity-related securities to the extent practical in light of their objectives, each Portfolio may, under normal market conditions, establish and maintain cash balances and purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions. The Small Cap Portfolio may hold up to 20% of its total assets in money market instruments and Short-Term Obligations without regard to the liquidity needs of its portfolio.

      Money market instruments in which the Equity and Small Cap Portfolios invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the Adviser to be of comparable quality. Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. At least 95% of the Equity and Small Cap Portfolios' assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. Up to 5% of their total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. See "Credit Quality" under "Investment Strategy for the Fixed Income Portfolios" for a general discussion of these rating categories.

Investment Techniques and Related Risks

      Strategic Transactions. Each Portfolio may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of fixed income securities (Fixed Income and Global Fixed Income Portfolios only) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing their investment objectives, each Portfolio may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices (Equity and Small Cap Portfolios only), fixed income indices (Fixed Income and Global Fixed Income Portfolios only), and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (Fixed Income and Global Fixed Income Portfolios only); and, to the extent a Portfolio invests in foreign securities or without limit with respect to the Global Fixed Income Portfolio, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a Portfolio's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the Fixed Income or Global Fixed Income Porfolios' portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transaction referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

      The ability of a Portfolio to utilize Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolios' activities involving Strategic Transactions may be limited in order to enable the Funds to satisfy the requirements of the Code for qualification as a regulated investment company.

      Strategic Transactions have risks associated with them including possible default by the other party to the transaction,


Standish Group of Asset Funds          14                      November 26, 1997
illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell or sell a security it might otherwise hold.

      The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase a Portfolio's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce a Portfolio's net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited.

      The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Each Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of net assets. In calculating a Portfolio's net loss exposure from such Strategic Transaction, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

      When-Issued and Delayed Delivery Securities. The Fixed Income Porfolio may invest up to 15% of its net assets and the Global Fixed Income Portfolio may invest up to 25% of its total assets in when-issued and delayed delivery securities. Although a Portfolio will generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Portfolios may dispose of these securities prior to settlement, if the Adviser deems it appropriate to do so. The payment obligation and interest rate on these securities is fixed at the time a Portfolio enters into the commitment, but no income will accrue to the Portfolio until they are delivered and paid for. Unless a Portfolio has entered into an offsetting agreement to sell the securities, cash or liquid assets equal to the amount of the Portfolio's commitment must be segregated and maintained with the Portfolio's custodian to secure the Portfolio's obligation and to partially offset the leverage inherent in these securities. The market value of the securities when they are delivered may be less than the amount paid by the Portfolio.

      Portfolio Diversification and Concentration. The Global Fixed Income Portfolio is non-diversified which means that it may invest more than 5% of its total assets in the securities of a single issuer. The other Portfolios are diversified. Investing a significant amount of the Global Fixed Income Portfolio's assets in the securities of a small number of foreign issuers will cause the Portfolio's net asset value to be more sensitive to events affecting those issuers. No Portfolio will concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry. For purposes of this limitation, the staff of the Securities and Exchange Commission (the "SEC") considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdivisions to be a single industry.

      Repurchase Agreements. The Equity, Small Cap, Fixed Income and Global Fixed Income Portfolios may invest up to 10%, 10%, 5% and 25%, respectively, of their net assets in repurchase agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers consider creditworthy by the Adviser.

      Forward Roll Transactions. To seek to enhance current income, the Fixed Income Portfolio may invest up to 10% of its net assets and the Global Fixed Income Portfolio may invest up to 5% of its total assets in forward roll transactions involving mortgage-backed securities. In a forward roll trans-action, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the Portfolio which is intended to exceed the yield on the


Standish Group of Asset Funds          15                      November 26, 1997
securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time that a Portfolio enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of a Portfolio faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to a Portfolio, the net asset value of the Portfolio would fall faster than would otherwise be the case.

      Short Sales. Each Portfolio may engage in short sales and short sales against the box. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a Portfolio either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Portfolio delivers the security (or an identical security) to cover the short position. The Portfolio receives the net proceeds from the short sale. When a Portfolio enters into a short sale other than against the box, the Portfolio must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account with the Portfolio's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Portfolio's net assets.

      Securities Loans. To seek to realize additional income, the Global Fixed Income Portfolio may lend a portion of the securities in its portfolio to broker-dealers and financial institutions, who are seeking securities to consummate transactions they are obligated to perform under contract. The market value of securities loaned by the Portfolio may not exceed 20% of the value of the Portfolio's total assets, with a 10% limit for any single borrower. In order to secure their obligations to return securities borrowed from the Portfolio, borrowers will deposit collateral equal to at least 100% of the market value of the borrowed securities, which will be marked to market daily. As is the case with any extension of credit, lending portfolio securities involves certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. The Adviser, under the supervision of the Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolio makes securities loans.

      Restricted and Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities; however, the Equity Portfolio and the Small Cap Portfolio invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Boards of Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees however retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Investments in Other Investment Companies. Each Portfolio is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, a Portfolio may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, the Portfolios may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Investments in REITs. Each Porfolio may invest in shares of real estate investment trusts, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Code.

      Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which


Standish Group of Asset Funds          16                      November 26, 1997
are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.

      Short-Term Trading. Each Portfolio will sell a portfolio security without regard to the length of time such security has been held if, in the Adviser's view, the security meets the criteria for disposal.

      Temporary Defensive Investments. Each Portfolio may adopt a temporary defensive position during adverse market conditions by investing without limit in U.S. and non-U.S. dollar (Global Fixed Income Portfolio only) denominated high quality money market instruments and Short-Term Obligations. The Fixed Income Portfolio may purchase commercial paper of foreign issuers rated P-1 or its equivalent.

      Investment Restrictions. The investment objectives of the Funds and Portfolios are not fundamental and may be changed by the Boards of Trustees without the approval of shareholders. If there is a change in a Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each Portfolio's and Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval. Each Fund and Portfolio has adopted fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a respective Fund's or Portfolio's assets will not constitute a violation of the restriction.

Information about the Master-Feeder Structure

      Each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has an identical investment objective. Each Fund is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure.

      In addition to the Funds, other feeder funds invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.

      There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the Fund to incur expenses it would not otherwise be required to pay.

      If a Fund is requested to vote on a matter affecting the Portfolio in which it invests, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

      A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

      From time to time each Fund may advertise its average annual total return and the Fixed Income Fund and the Global Fixed Income Fund may also advertise their yields. Average annual total return is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

      The "yield" of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

      From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock, bond and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

The Equity and Small Cap Funds

      The S&P 500 Index. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. Total return for the S&P 500 Index assumes reinvestment of dividends. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the OTC market.


Standish Group of Asset Funds          17                      November 26, 1997

      The Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization common stocks and is generally representative of unmanaged small capitalization stocks in the U.S. markets. A company's stock market capitalization is the total market value of its floating outstanding shares.

      The Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of approximately 2,000 small capitalization common stocks and is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Fixed Income Fund

      Lehman Government/Corporate Index. This index is considered to be representative of the performance of all domestic, U.S. dollar denominated, fixed rate investment grade bonds.

      Lehman Brothers Aggregate Index. This index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, U.S. dollar denominated, fixed rate investment grade bonds.

Global Fixed Income Fund

      J.P. Morgan Non-U.S. Government Bond Index (Hedged). This index is generally considered to be representative of unmanaged government bonds in foreign markets.

      J.P. Morgan Global Index. This index is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries.

DIVIDENDS AND DISTRIBUTIONS

      The Equity, Fixed Income and Global Fixed Income Funds' dividends from net investment income will be declared and distributed quarterly. The Small Cap Fund's dividends from net investment income, if any, will be declared and distributed at least annually. Each Fund's dividends from realized capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. In determining the amounts of its dividends, each Fund will take into account its share of the income, gain or loss, expense, and any other tax items of its corresponding Portfolio. Dividends from net investment income and from capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

      The Funds are designed primarily for investors in Omnibus Accounts who seek to maximize total return and who may be in a position to benefit from the reinvestment of the income dividends (if any), paid by the Fixed Income and Global Fixed Income Funds, and any capital gains distributions paid by the Funds on a tax deferred basis. The Funds may also be suitable for other investors, depending upon their investment goals and financial and tax positions. The companies in which the Equity and Small Cap Portfolios invest generally reinvest their earnings, and dividend distributions by the Equity and Small Cap Funds should not be expected.

Purchase of Shares

Who may purchase Fund shares?

      Shares of the Funds may be purchased only for the account of Omnibus Accounts. Because individuals may not purchase Fund shares directly, all orders to purchase Fund shares must be made through the Account Administrator of your Omnibus Account. If the monies you wish to invest in the Funds are maintained in a retirement plan sponsored by your employer, please consult with your employer for information about how to purchase Fund shares. If the monies you wish to invest in the Funds are maintained in a self-administered retirement plan, please consult with your Account Administrator for information about how to purchase Fund shares.

How may Account Administrators invest in the Funds for the account of their Omnibus Accounts?

      In order to make an initial investment in a Fund, Account Administrators must establish an account with the Funds by furnishing to Standish Fund Distributors the information in the Account Application Form included with this Prospectus. Account Administrators may purchase Fund shares for Omnibus Accounts from the Standish Fund Distributors on any day during which the Funds and the New York Stock Exchange (the "NYSE") are open for business (a "Business Day").

What is the minimum investment in Fund Shares?

      Unless waived by the Trust, the minimum initial investment by an Omnibus Account in each Fund is $100,000.

      The Funds' investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser. The Funds' investment minimums apply to the aggregate value invested in Omnibus Accounts rather than to the investment of the underlying participants in the Omnibus Accounts.

At what price are Fund shares offered?

      Fund shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors or its agent (including certain Account Administrators); provided that payment for such shares is received by the Custodian by 1:00 p.m., New York City Time on the next Business Day.

      Orders for the purchase of Fund shares received by broker-dealers by the close of regular trading on the NYSE on any Business Day and transmitted to Standish Fund Distributors or its agent (including certain Accounts Administrators) by the close of its Business Day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, provided that payment for such shares is received by the Custodian by 1:00 p.m., New York City time on the next Business Day. It is the responsibility of broker-dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its Business Day.


Standish Group of Asset Funds          18                      November 26, 1997

May Fund shares be acquired in exchange for securities?

      In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of Fund shares. The Trust will ask the Adviser to determine that any securities acquired by a Fund in this manner are consistent with the investment objective, policies and restrictions of the Fund's corresponding Portfolio. The securities will be valued in the manner stated below with respect to how the Portfolios value their portfolio securities. The purchase of Fund shares for securities instead of cash may cause an investor who contributed them to recognize a taxable gain or loss with respect to the securities transferred to the Fund. Consequently, prospective investors should consult with their own tax advisers before acquiring Fund shares in exchange for appreciated or depreciated securities in order to evaluate fully the effect on their particular tax situations.

Other Purchase Information.

      The Trust reserves the right in its sole discretion (i) to suspend the offering of each Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial investment in Fund shares and (iv) to eliminate duplicative mailings of Fund materials to shareholders who reside at the same address. Fund shares purchased by Account Administrators for Omnibus Accounts or through broker-dealers may be subject to transaction fees, no part of which will be received by the Funds, Standish Fund Distributors or the Adviser.

Net Asset Value

      Each Fund's net asset value per share is computed each Business Day as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). Each Fund's net asset value per share is calculated by determining the value of its assets (i.e., the value of its investment in its corresponding Portfolio and other assets), subtracting all of its liabilities and dividing the result by the total number of shares outstanding. Equity securities are valued at the last sales prices, on the valuation date, on the NYSE or national securities market on which they are primarily traded. Fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by pricing services or provided by dealers in such securities. Securities not listed on an NYSE or national securities market, certain mortgaged-backed and asset-backed securities and securities for which there were no reported transactions, are valued at the last quoted bid prices. Equity and fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust, which may include the use of yield equivalents or matrix pricing for fixed income securities. Money market instruments with less than sixty days remaining to maturity when acquired by a Portfolio are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price, from the exchange representing the principal market for such securities, on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at currency exchange rates determined by Investors Bank & Trust Company, the Funds' transfer agent, to be representative of fair rates of exchange at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Asian securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

EXCHANGE OF SHARES

May Fund shares be exchanged for shares of other mutual funds?

      Subject to the terms of your Omnibus Account, shares of any Fund may be exchanged for shares of any other Fund described in this Prospectus on any Business Day. Please consider the differences in investment objectives and expenses of a Fund as described in this Prospectus before making an exchange.

Do sales charges apply to exchanges?

      As is the case with initial purchases of Fund shares, exchanges of Fund shares are made without the imposition of a sales charge.

How may I make an exchange?

   Because Fund shares are held for the account of Omnibus Accounts only, all orders to exchange Fund shares must be made through your Account Administrator. If the Fund shares you wish to exchange are held for the account of a retirement plan sponsored by your employer, please consult with your employer for information about how to exchange Fund shares. If the Fund shares you wish to exchange are maintained in a self-administered retirement plan, please consult with your Account Administrator for information about how to exchange Fund shares.


Standish Group of Asset Funds          19                      November 26, 1997

General Exchange Information

      Exchange requests received by Standish Fund Distributors or its agent prior to the close of regular trading of the NYSE (normally 4:00 p.m., New York City time) will be effective on that Business Day. All exchanges are subject to the following exchange restrictions: (i) the Fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between Fund accounts that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the Fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by the Custodian. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Telephone Exchanges

      Omnibus Accounts are automatically authorized to have telephonic exchange privileges unless the Account Administrator indicates otherwise on the Account Application or by writing to Standish Fund Distributors. Account Administrators may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

Written Exchanges

     Account Administrators may exchange Fund shares by written order to Standish Fund Distributors, Attn: Mutual Funds Department, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the Fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both Funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Redemption of Shares

How may Fund shares be redeemed?

      Subject to the restrictions (if any) imposed by your Omnibus Account, you can arrange to sell or "redeem" some or all of your shares on any Business Day. All orders to redeem Fund shares must be made through your Account Administrator. If the Fund shares you wish to redeem are held for the account of a retirement plan sponsored by your employer, please consult with your employer for information about how to redeem Fund shares. If the Fund shares you wish to redeem are maintained in an IRA or other self-administered retirement plan, please consult with your Account Administrator for information about how to redeem Fund shares.

      Account Administrators may redeem Fund shares by any of the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Telephonic Redemption

      Omnibus Accounts are automatically authorized to have telephonic redemption privileges unless the Account Administrator indicates otherwise on the Account Application or by writing to Standish Fund Distributors. Account Administrators may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Redemption proceeds will be mailed or wired in accordance with the Account Administrator's instruction on the account application to a predesignated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three Business Days thereafter. Redemption proceeds will be sent only by check payable to the Omnibus Account of record at the address of record, unless the Account Administrator has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee and additional documentation. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Written Redemption

     Account Administrators may redeem Fund shares by written order to Standish Fund Distributors, Attn: Mutual Funds Department, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the Omnibus Account's account number with the Fund and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank and Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guaranties; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required. Redemption proceeds will normally be paid by check, mailed within three Business Days of receipt by Standish Fund Distributors of a written redemption request in proper form.


Standish Group of Asset Funds          20                      November 26, 1997

Telephone Transactions

      By maintaining an account that is eligible for telephonic exchange and redemption privileges, the Account Administrator authorizes the Adviser, Standish Fund Distributors, the Trust and the Custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the Account Administrator acknowledges on behalf of the Omnibus Account that, as long as the Funds employ reasonable procedures to confirm that telephonic instructions are genuine, and follow telephonic instructions that they reasonably believe to be genuine, neither the Adviser, nor Standish Fund Distributors, nor the Trust, nor the Funds, nor the Custodian, nor their respective directors, officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent unauthorized instructions. Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transactions procedures, and if they do not, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Account Administrators may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, Account Administrators may wish to consider transmitting redemption and exchange requests in writing.

      ****

      The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Portfolio's portfolio investments at the time of redemption or repurchase. Each Fund intends to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in portfolio securities withdrawn from the applicable Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Funds' ability to satisfy redemption requests in-kind.

      Because of the cost of maintaining shareholder accounts, the Funds may redeem, at net asset value, the shares in any account if the value of such shares has decreased to less than $50,000 as a result of redemptions or transfers. Before doing so, the applicable Fund will notify the Account Administrator that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000. Each Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.

Management

      Trustees. Each Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

      Investment Advisers. Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Equity, Small Cap and Fixed Income Portfolios pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

      SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Global Fixed Income Portfolio pursuant to an investment advisory agreement and manages the Global Fixed Income Fund's investments and affairs subject to the supervision of the Trustees of the Trust. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO and a Managing Director and Vice President of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director and Vice President of Standish and the President of the Trust, is the Executive Vice President of SIMCO.

      Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. Corporate pension funds are the largest asset under active management by Standish and SIMCO. Standish's and SIMCO's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of September 30, 1997, Standish or SIMCO managed approximately $34 billion of assets.

      The Equity Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr Cameron have been primarily responsible for the day-to-day management of the Portfolio's portfolio since January 1991 (which, prior to May 3, 1996, included the direct management of Standish Equity Fund's portfolio). During the past five years, Mr. Tate has served as a Managing Director of Standish (since 1995) and President of SIMCO (since 1996) and both Messrs. Tate and Cameron have served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

      The Small Capitalization Equity Portfolio's portfolio manager is Nicholas
S. Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Portfolio's


Standish Group of Asset Funds          21                      November 26, 1997
portfolio since August, 1990 (which, prior to May 3, 1996, included the direct management of Standish Small Capitalization Equity Fund's portfolio). During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish.

      The Fixed Income Portfolio's portfolio manager is Caleb F. Aldrich. Mr. Aldrich has been primarily responsible for the day-to-day management of the Fixed Income Portfolio's portfolio since January 1, 1993 (which, prior to May 3, 1996, included the direct management of Standish Fixed Income Fund's portfolio). During the past five years, Mr. Aldrich has served as a Director and Vice President of Standish.

      The Global Fixed Income Portfolio's portfolio managers are Richard S. Wood and W. Charles Cook II (since June 1997). Mr. Wood has been primarily responsible for the day-to-day management of the Global Fixed Income Portfolio's portfolio since January 3, 1994 (which, prior to May 3, 1996, included the direct management of Standish Global Fixed Income Fund's portfolio). During the past five years, Mr. Wood has served as Vice President and a Managing Director (since 1995) of Standish, President of the Trust and Executive Vice President of SIMCO (since 1996) and the Portfolio Trust. During the past five years, Mr. Cook has served as a Vice President and Associate Director of Standish and a Vice President of SIMCO. Prior to serving as co-portfolio manager of the Global Fixed Income Portfolio, Mr. Cook served as an analyst.

      Subject to the supervision and direction of the Trustees of the Portfolio Trust, the applicable Adviser manages each Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the Portfolios and allows the Portfolios to use the name "Standish." For its advisory services to the Portfolios, the applicable Adviser receives a monthly fee at a stated annual percentage rate of each Portfolio's average daily net asset value:

Contractual Advisory Fee Annual Rate

                                             Actual Annual
                       Contractual           Rate aid for
                       Advisory Fee          the Year Ended
                       Annual Rate           Dec. 31, 1996
                       -----------           -------------

Equity
Portfolio              0.50%                     0.49%

Small Cap
Portfolio              0.60%                     0.59%

Fixed Income           0.40% of the
Portfolio              first $250 million;       0.32%
                       0.35% of the
                       next $250
                       million; and
                       0.30% of
                       average
                       daily net
                       assets in
                       excess of
                       $500 million

Global Fixed
Income Portfolio       0.40%                     0.40%

Administrator of the Funds

      Standish serves as administrator to each Fund pursuant to an administration agreement. As administrator, Standish manages the affairs of these Funds, provides all necessary office space and services of executive personnel for administering the affairs of the Funds, and allows these Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

Service Plans

      The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund pays service fees at an aggregate annual rate of up to 0.25% of a Fund's average daily net assets. The service fee is payable for the benefit of the participants in the Omnibus Accounts that are shareholders in the Funds and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in Omnibus Accounts who are the beneficial owners of Fund shares. The Trust, on behalf of the applicable Fund, will make quarterly payments to Account Administrators, for the benefit of their Omnibus Accounts, based on the average net asset value of the Fund shares that are attributable to the Omnibus Accounts. Account Administrators that are fiduciaries or parties in interest to Omnibus Accounts subject to the Employee Retirement Income Security Act of 1974 should consult with their legal advisers regarding the receipt of service fees. See the Statement of Additional Information for further information.

      Expenses. Each Portfolio and each Fund bears the expenses of its respective operations other than those incurred by the respective Adviser under the investment advisory agreements or the administration agreement.

      Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator (if any). Each Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

      Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

      Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, the Advisers select the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolios. The Advisers will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios The Advisers may also consider the extent to which a broker or dealer provides research to the Advisers and the number of Fund shares sold by the broker or dealer in making their selection.


Standish Group of Asset Funds          22                      November 26, 1997

FEDERAL INCOME TAXES

      Each Fund is a separate entity for federal tax purposes and intends to qualify for each taxable year for taxation as a "regulated investment company" under the Code. If it qualifies as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

      Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. A portion of such dividends paid by the Equity and Small Cap Funds will generally qualify for the corporate dividends received deduction under the Code, subject to certain requirements and limitations under the Code. Only a small portion, if any, of such dividends paid by the Fixed Income or Global Fixed Income Funds is expected to qualify for the corporate dividends received deduction under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions may be taxable at different maximum rates, lower than the maximum rate applicable to ordinary income, and the applicable rates may depend on the holding periods for the assets with respect to which the gains were recognized. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events for taxable shareholders.

      Each Portfolio may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The Global Fixed Income Fund may, but the other Funds are not likely to, qualify to elect to pass its share of certain qualifying foreign taxes through to shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction, subject to various conditions and limitations under the Code. Shareholders will receive appropriate information from the Trust if this election is made for any year.

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

      After the close of each calendar year, the Funds will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

The Funds and Their Shares

      The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

      The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolios, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

      At October 29, 1997, 22 & Co., c/o Eastern Bank and Trust Co., 225
Essex Street, Salem, MA 01970 had sole voting and investment power with respect to more than 25% of the then outstanding shares of the Equity Fund. Accordingly, this shareholder was deemed to control the Equity Fund.

      Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Principal Underwriter

      Standish Funds Distributor, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.

Custodian, Transfer Agent and Dividend Disubursing Agent

      Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and custodian for all cash and securities of the Portfolios and the Funds. Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.


Standish Group of Asset Funds          23                      November 26, 1997

Indeptendent Accountants

      Coopers & Lybrand L.L.P, One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and the Portfolios' financial statements annually.

Legal Counsel

      Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and the Adviser and the Adviser's affiliates.

Tax-Certification Instructions

      Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

      For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

      Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


Standish Group of Asset Funds          24                      November 26, 1997

                           STANDISH EQUITY ASSET FUND
                          STANDISH SMALL CAPITALIZATION
                                EQUITY ASSET FUND
                        STANDISH FIXED INCOME ASSET FUND
                     STANDISH GLOBAL FIXED INCOME ASSET FUND
--------------------------------------------------------------------------------

                               Investment Adviser
                 (Equity, Small Cap and Fixed Income Portfolios)
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                               Investment Adviser
                         (Global Fixed Income Portfolio)
                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                             Independent Accountants
                            Coopers & Lybrand, L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                   (The Funds)

                                Coopers & Lybrand
                                  P.O. Box 219
                            Grand Cayman Island, BWI
                                (The Portfolios)

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

--------------------------------------------------------------------------------

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.


Standish Group of Asset Funds          25                      November 26, 1997

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Standish Group of Asset Funds          26                      November 26, 1997

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Standish Group of Asset Funds          27                      November 26, 1997

              [STANDISH LOGO] STANDISH FUNDS(SM)
                              One Financial Center
                              Boston, Massachusetts 02111-2662
                              (800) 729-0066

Dated November 26, 1997

                                  [STANDISH LOGO]

                       STANDISH, AYER & WOOD INVESTMENT TRUST
                                One Financial Center
                            Boston, Massachusetts 02111
                                   (800) 421-4795

                        STATEMENT OF ADDITIONAL INFORMATION

                             Standish Equity Asset Fund
                  Standish Small Capitalization Equity Asset Fund
                          Standish Fixed Income Asset Fund
                      Standish Global Fixed Income Asset Fund

      This combined Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the combined Prospectus dated November 26, 1997, as amended and/or supplemented from time to time (the "Prospectus"), of Standish Equity Asset Fund ("Equity Fund"), Standish Small Capitalization Equity Asset Fund ("Small Cap Fund"), Standish Fixed Income Asset Fund ("Fixed Income Fund") and Standish Global Fixed Income Asset Fund ("Global Fixed Income Fund"), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). The Equity Fund, Small Cap Fund, Fixed Income Fund and Global Fixed Income Fund are sometimes referred to herein individually as the "Fund" and collectively as the "Funds." This Statement of Additional Information should be read in conjunction with the Funds' Prospectus, a copy of which may be obtained without charge by writing or calling your Account Administrator (as defined in the Prospectus) or the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     -------------------------------------

                                    CONTENTS

INVESTMENT OBJECTIVE AND POLICIES ..........................................   1

INVESTMENT RESTRICTIONS ....................................................  13

CALCULATION OF PERFORMANCE DATA ............................................  14

MANAGEMENT .................................................................  17

SERVICE PLAN ...............................................................  21

REDEMPTION OF SHARES .......................................................  22

PORTFOLIO TRANSACTIONS .....................................................  23

DETERMINATION OF NET ASSET VALUE ...........................................  23

THE FUNDS AND THEIR SHARES .................................................  24

THE PORTFOLIO AND ITS INVESTORS ............................................  25

TAXATION ...................................................................  25

ADDITIONAL INFORMATION .....................................................  30

EXPERTS AND FINANCIAL STATEMENTS ...........................................  30

INVESTMENT OBJECTIVE AND POLICIES


   As described in the Prospectus, each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding portfolio ("Portfolio"), each a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. Each Portfolio has the same investment objective and restrictions as its corresponding Fund.

   The Funds and their corresponding Portfolios are as follows:

Fund                       Portfolio

Equity Fund                Standish Equity Portfolio ("Equity Portfolio")

Small Cap Fund             Standish Small Capitalization Equity Portfolio
                           ("Small Cap Portfolio")

Fixed Income Fund          Standish Fixed Income Portfolio ("Fixed Income
                           Portfolio")

Global Fixed Income Fund   Standish Global Fixed Income Portfolio ("Global Fixed
                           Income Portfolio")

   The Prospectus describes the investment objective of each Fund and its corresponding Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of each Fund relate directly to those of its corresponding Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolios. See the Prospectus for a more complete description of the Funds' and the Portfolios' investment objectives, policies and restrictions. Standish, Ayer & Wood, Inc. ("Standish") is the investment adviser for the Equity, Small Cap and Fixed Income Portfolios. Standish International Management Company, L.P. ("SIMCO") is the investment adviser for the Global Fixed Income Portfolio. Standish and SIMCO are sometimes referred to herein as the "Adviser."

Suitability and Risk Factors.

   An investor should not expect, and the Funds do not intend, that each Fund will provide an investment program which meets all of the requirements of that investor. The companies in which the Small Cap Portfolio invests generally reinvest their earnings, and dividend income should not be expected. Also, notwithstanding the Portfolios' ability to spread risk by holding securities of a number of companies, shareholders should be able and be prepared to bear the risk of investment losses which may accompany the investments contemplated by each Fund.

Common Stocks.

   The common stocks of small growth companies in which the Small Cap Portfolio invests typically have market capitalizations up to $700 million. Morningstar Mutual Funds, a leading mutual fund monitoring service, includes in the small-cap category all funds with median portfolio market capitalizations of less than $1 billion. The Small Cap Portfolio's investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish believes that the securities of small companies are overvalued, the Small Cap Portfolio's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Portfolio's total assets. The Small Cap Portfolio will attempt to reduce risk by diversifying its investments within the investment policies set forth in the Prospectus and will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will invest in equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable only on an occasional basis.

Foreign Securities.

   Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Portfolio will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

   The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain allocable to an investor in a Portfolio.

   Investors should understand that the expense ratio of each Portfolio may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

   The Equity and Small Cap Portfolios may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and "Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Portfolio acquires unsponsored Depository Receipts or Shares (i.e., Depository Receipts or Shares acquired from banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares), there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Portfolio will avoid currency risks during the settlement period for purchases and sales.

Money Market Instruments and Repurchase Agreements.

   When the Adviser considers investments in equity securities to present excessive risks and to maintain liquidity for redemptions, the Equity and Small Cap Portfolios may invest all or a portion of their assets in money market instruments or short-term interest-bearing securities. They may also invest uncommitted cash in such instruments and securities. The Fixed Income and Global Fixed Income Portfolios may also invest in money market instruments or short-term interest bearing securities.

   Money market instruments include short-term U.S. government securities, short-term foreign government securities (Global Fixed Income Portfolio only), U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short term credit needs), negotiable certificates of deposit, nonnegotiable fixed time deposits, bankers' acceptances and repurchase agreements.

   U.S. government securities include securities which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

   Investments by the Fixed Income and Global Fixed Income Portfolios in commercial paper will be rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Rating Group ("S&P"), or Duff-1 by Duff & Phelps ("Duff"), which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the Adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

   A repurchase agreement is an agreement under which a Portfolio acquires money market instruments (generally U.S. government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by a Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolios (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Portfolios' custodian bank until they are repurchased. The Trustees will monitor the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolios.

   The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by a Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Maturity and Duration.

   The effective maturity of an individual portfolio security in which the Fixed Income or Global Fixed Income Portfolios invest is defined as the period remaining until the earliest date when the Portfolio can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Portfolio of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Portfolio than was anticipated at the time the securities were purchased. A Portfolio's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Portfolio.

   Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Portfolio will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Fixed Income and Global Fixed Income Portfolios may each use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Mortgage-Related Obligations.

   The Fixed Income and Global Fixed Income Portfolios may invest in mortgage-related obligations. Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

Life of Mortgage-Related Obligations.

   The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

   As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA Certificates.

   The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

   GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

   Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA Guarantee.

   The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Yield Characteristics of GNMA Certificates.

   The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

   The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

Market for GNMA Certificates.

   Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC Participation Certificates.

   The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

   Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

   Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

   FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

   A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

   A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

   The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The Adviser would purchase a Z bond for the Fund if it expected interest rates to decline.

FNMA Securities.

   FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

   FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

Privately-Issued Mortgage Loan Pools.

   Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

   Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

   Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

   In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

   The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.

   Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

Strategic Transactions.

   Each Portfolio may, but is not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of fixed income securities (Fixed Income and Global Fixed Income Portfolios only) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolios may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing its investment objective, a Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices (Equity and Small Cap Portfolios only), fixed income indices (Fixed Income and Global Fixed Income Portfolios only) and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars (Fixed Income and Global Fixed Income Portfolios only); and enter into various currency transactions such as currency forward contracts, cross-currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities market or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the Fixed Income or Global Fixed Income Portfolios' portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, each Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating each Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that a Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Portfolio's activities involving Strategic Transactions may be limited in order to allow the applicable Fund to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company

Risks of Strategic Transactions.

   Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options.

   Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

   A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. A Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

   With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

   A Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will generally sell (write) OTC options that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. OTC options purchased by a Portfolio, and portfolio securities covering the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are subject to each Portfolio's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the Adviser.

   If a Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

   Each Portfolio may purchase and sell (write) call options on securities, including U.S. Treasury and agency securities (Fixed Income and Global Fixed Income Portfolios), equity securities (Equity and Small Cap Portfolios) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. The Fixed Income and Global Fixed Income Portfolios may also purchase and sell call options on mortgage-backed securities, asset-backed securities and corporate debt securities. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, each Portfolio may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position. Even though the Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

   Each Portfolio may purchase and sell (write) put options on securities, including equity securities (including convertible securities) and U.S. Treasury and agency securities (Fixed Income and Global Fixed Income Portfolios), and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Fixed Income and Global Fixed Income Portfolios may also purchase and sell put options on mortgage-backed securities, asset-backed securities, foreign sovereign debt and corporate debt securities. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a price above the market price.

Options on Securities Indices and Other Financial Indices.

   Each Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, each Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

General Characteristics of Futures.

   Each Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Portfolio, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

   Each Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions.

   Each Portfolio may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Adviser.

   Each Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

   A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

   Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

   To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German Deutsche mark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions.

   Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions.

   Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of each Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars.

   Among the Strategic Transactions into which each Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, each Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

   A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or which issue debt that is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of each Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Boards of Trustees of the Trust and the Portfolio Trust have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

Eurodollar Contracts.

   Each Portfolio may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States.

   When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts.

   Each Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. A Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolios' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Portfolio's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Structured or Hybrid Notes.

   As more fully described in the Prospectus, the Fixed Income and Global Fixed Income Portfolios may invest in structured or hybrid notes. It is expected that not more than 5% of each Portfolio's net assets will be at risk as a result of such investments. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Portfolio's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the Portfolios' limitations on investments in illiquid securities.

"When Issued," "Delayed Delivery Securities" and "Forward Commitment"
Securities.

   The Fixed Income Portfolio may invest up to 15% of its net assets and the Global Fixed Income Portfolio may invest up to 25% of its total assets in securities purchased on a when-issued or delayed delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although a Portfolio will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, each Portfolio may sell the securities before the settlement date if deemed advisable by the Adviser.

   Unless a Portfolio has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, cash or liquid obligations with a market value at least equal to the amount of the Portfolio's commitment will be segregated with the Portfolio's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

   Securities purchased on a "when-issued," "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by a Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued," "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

Portfolio Turnover.

   Each Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. A Portfolio may therefore generally change its investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.

Short-Term Debt Securities.

   For defensive or temporary purposes, each Portfolio may invest in investment grade (high quality in the case of the Fixed Income and Global Fixed Income Portfolios) money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. These investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, nonnegotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.

                             INVESTMENT RESTRICTIONS

   The Funds and the Portfolios have adopted the following fundamental policies. Each Fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.

   As a matter of fundamental policy, each Portfolio (Fund) may not:

1. Invest more than 25% of the current value of their total assets in any single industry, provided that this restriction shall not apply to (a) U.S. Government securities with respect to the Equity Portfolio (Fund) and Small Cap Portfolio (Fund) only, (b) U.S. Government securities, including mortgage pass-through securities (GNMAs) with respect to the Fixed Income Portfolio
   (Fund) only and (c) debt securities issued or guaranteed by the United States Government or its agencies or instrumentalities with respect to Global Fixed Income Portfolio (Fund) only.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio (Fund) may be deemed be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans although the Fixed Income and Global Fixed Income Portfolios (Funds) may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that each Portfolio (Fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that each Portfolio (Fund) may purchase and sell financial futures contracts and engage in options on financial futures contracts and foreign currency exchange transactions.

6. With respect to at least 75% (50% in the case of Global Fixed Income Portfolio and Fund only) of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that each Portfolio
   (Fund) may (a) borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), (b) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings and (c) with respect to Fixed Income Portfolio (Fund) and Global Fixed Income Portfolio (Fund) only, enter into forward roll transactions.

8. Make loans of portfolio securities, except that (a) each Portfolio (Fund) may enter into repurchase agreements, (b) the Fixed Income Portfolio (Fund) (i) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value and (ii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, banker's acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of securities and (c) the Global Fixed Income Portfolio
   (Fund) may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower).

   The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. Each Portfolio (Fund) may not:

   a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

   b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

   c. Invest more than 15% of its net assets in securities which are illiquid.

   d. Purchase additional securities if the Portfolio's borrowings (bank borrowings with respect to the Fixed Income Portfolio and Fund) exceed 5% of its net assets.

   e. With respect to the Fixed Income and Global Fixed Income Portfolios (Funds) only, invest more than 5% (Fixed Income Portfolio) or 25% (Global Fixed Income Portfolio) of its net assets in repurchase agreements.

   Notwithstanding any fundamental or non-fundamental policy, each Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.

   For purposes of the fundamental investment restriction (1) regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

------------------------

   If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's or a Portfolio's assets will not constitute a violation of the restriction.

                        CALCULATION OF PERFORMANCE DATA

   As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the Funds' average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)^n=ERV.

   The yield of the Fixed Income and Global Fixed Income Funds is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                            Yield = 2[(A - B + 1)^6 - 1]
                                       -----
                                         CD

   Where:

   A=interest earned during the period; B=net expenses accrued for the period; C=the average daily number of shares outstanding during the period that were entitled to receive dividends; D=the maximum offering price per share (net asset value) on the last day of the period.

   The Fixed Income and Global Fixed Income Funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.

   With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fixed Income and Global Fixed Income Funds account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, each Fixed Income and Global Fixed Income Fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium remaining on a security.

   These performance quotations should not be considered as representative of any Fund's performance for any specified period in the future.

   Each Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Small Cap Fund may compare its performance to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth, and the S&P 500 Index. The Fixed Income Fund may compare its performance to the Lehman Government/Corporate Index, which is generally considered to be representative of the performance of all domestic, dollar denominated, fixed rate, investment grade bonds, and the Lehman Brothers Aggregate Index which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated, fixed rate investment grade bonds. The Global Fixed Income Fund may compare its performance to the J.P. Morgan Global Index, which is generally considered to be representative of the performance of fixed rate, domestic government bonds from eleven countries. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

   Each Fund is newly organized and has no operating or performance history. However, other funds in the Standish, Ayer & Wood Group of Funds currently invest all of their investable assets in the Portfolios. These funds, which have substantially the same investment objectives, policies and restrictions as their corresponding Portfolios and Funds, are: Standish Equity Fund with respect to the Equity Portfolio; Standish Fixed Income Fund with respect to the Fixed Income Portfolio; Standish Global Fixed Income Fund with respect to the Global Fixed Income Portfolio; and Standish Small Capitalization Equity Fund with respect to the Small Cap Portfolio. Each of these funds is referred to in this Statement of Additional Information as a "corresponding fund." In accordance with positions expressed by the staff of the SEC, each Fund has adopted the performance record of its corresponding fund for periods prior to each Fund's commencement of operations. Any quotation of performance data of a Fund relating to these periods will include the performance record for its corresponding fund for these periods. However, because each Fund incurs a service fee payable at the annual rate equal to up to 0.25% of such Fund's average daily net assets, which service fee is not incurred by its corresponding fund, such quotation of performance will be adjusted downward to reflect the imposition of such service fee. In addition, to the extent that the net assets of a Fund are lower than the net assets of its corresponding fund, fixed expenses incurred by a Fund would be higher as a percentage of average net assets than for the corresponding fund. See "Management" and "Service Plan" below in this Statement of Additional Information for a description of the Funds' expenses. The corresponding funds' performance records adopted by the Funds have not been adjusted to reflect any higher relative expenses, other than the service fees, expected to be incurred by the Funds. The Funds' performance would be lower if adjusted to reflect any higher relative additional expenses.

   In addition to average annual return quotations, each Fund may quote as its own the quarterly and annual performance record of the corresponding fund on a net (with management fees deducted) and gross basis.

   The Funds' average annual total return for the one-, five- and ten-year (or life-of-the-Fund, if shorter) periods ended June 30, 1997 and average annualized yield for the 30-day period ended June 30, 1997 were as follows:

                                            Average Annual Total Return
                                      ---------------------------------------
Fund                                  1-Year     5-Year     10-Year     Yield
----                                  ------     ------     -------     -----
Equity Fund(1)                        37.25%     22.49%     21.09%(2)    N/A
Small Capitalization Equity            5.54%     18.99%     18.10%(3)    N/A
Fund(1)
Fixed Income Fund(1)                   9.83%      7.48%      9.05%(4)   6.64%
Global Fixed Income Fund(1)           15.36%      7.59%(5)    N/A       6.25%

----------
1 The Fund's average annual total return quotations and average annualized yield quotation includes the performance record of its corresponding fund adjusted to reflect the imposition of service fees at the rate of 0.25% of average daily net assets. The adjustment is made by reducing the corresponding fund's performance record for rolling one month periods by .020833% (the fraction of the .25% service fee paid monthly) and then aggregating those performance results for the appropriate one, five, ten or life of fund period.

2  Equity Fund commenced operations on June 2, 1991.

3  Small Capitalization Equity Fund commenced operations on September 1, 1990.

4  Fixed Income Fund commenced operations on March 27, 1987.

5  Global Fixed Income Fund commenced operations on January 3, 1994.

                                   MANAGEMENT

Trustees and Officers of the Trust and Portfolio Trust

   The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood, Hollis, Martin, Hanlon and Stuehr and Ms. Banfield, Herrmann, Kneeland, Broccoli and Walcott-Abramson who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolios' investment adviser and the Fund's administrator.

                                            Position Held                    Principal Occupation
Name, Address and Date of Birth               with Trust                      During Past 5 Years
------------------------------------ ----------------------------- ------------------------------------------
*D. Barr Clayson, 7/29/35             Vice President and Trustee     Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                          Standish, Ayer & Wood, Inc.;
One Financial Center                                                        Chairman and Director,
Boston, MA 02111                                                            Standish International
                                                                           Management Company, L.P.

Samuel C. Fleming, 9/30/40                     Trustee                       Chairman of the Board
c/o Decision Resources, Inc.                                             and Chief Executive Officer,
1100 Winter Street                                                         Decision Resources, Inc.
Waltham, MA 02154

Benjamin M. Friedman, 8/5/44                   Trustee                       William Joseph Maier
c/o Harvard University                                                  Professor of Political Economy,
Cambridge, MA 02138                                                           Harvard University

John H. Hewitt, 4/11/35                        Trustee             Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                          Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                        and New Hampshire

*Edward H. Ladd, 1/3/38               Trustee and Vice President           Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                       Managing Director, Standish, Ayer &
One Financial Center                                                        Wood, Inc.; Director of
Boston, MA 02111                                                            Standish International
                                                                           Management Company, L.P.

Caleb Loring III, 11/14/43                     Trustee                 Trustee, Essex Street Associates
c/o Essex Street Associates                                            (family investment trust office);
P.O. Box 5600                                                         Director, Holyoke Mutual Insurance
Beverly Farms, MA 01915                                                             Company

*Richard S. Wood, 5/21/54               President and Trustee                 Vice President and
c/o Standish, Ayer & Wood, Inc.                                               Managing Director,
One Financial Center                                                     Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                    Executive Vice President and Director,
                                                                       Standish International Management
                                                                                 Company, L.P.

James E. Hollis III, 11/21/48          Executive Vice President          Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56            Vice President and Secretary         Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Paul G. Martins, 3/10/56                 Vice President and         Vice President of Finance, Standish,
c/o Standish, Ayer & Wood, Inc.               Treasurer              Ayer & Wood, Inc. since October 1996;
One Financial Center                                                    formerly Senior Vice President,
Boston, MA 02111                                                   Treasurer and Chief Financial Officer of
                                                                    Liberty Financial Bank Group (1993-95);
                                                                   prior to 1993, Corporate Controller, The
                                                                           Berkeley Financial Group

                                            Position Held                    Principal Occupation
Name, Address and Date of Birth               with Trust                      During Past 5 Years
------------------------------------ ----------------------------- ------------------------------------------
Beverly E. Banfield, 7/6/56                 Vice President          Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                    Vice President            Vice President, Associate Director
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                 Vice President                Senior Operations, Manager,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center                                                     since December 1995 formerly
Boston, MA  02111                                                  Vice President Scudder, Stevens and Clark

David C. Stuehr, 3/1/58                     Vice President                Vice President and Director
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Sarah Walcott Abramson, 12/9/65             Vice President                 Compliance Administrator,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center                                                          since October 1993
Boston, MA  02111

Kathleen M. Broccoli, 4/13/65               Vice President              Manager, Portfolio Accounting,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Thomas J. Hanlon, 9/25/60                   Vice President                 Manager, Trade Settlement
c/o Standish, Ayer & Wood, Inc.                                                  and Pricing,
One Financial Center                                                      Standish, Ayer & Wood, Inc.
Boston, MA  02111

Rosalind J. Lillo, 2/6/38                   Vice President               'Broker/Dealer Administrator,
c/o Standish, Ayer & Wood, Inc.                                           Standish, Ayer & Wood, Inc.
One Financial Center                                                          since October 1995;
Boston, MA  02111                                                          Compliance Administrator,
                                                                         New England Securities Corp.

Gigi K. Szekely,5/8/67                      Vice President                      Manager, Client
c/o Standish, Ayer & Wood, Inc.                                                 Communications,
One Financial Center                                                      Standish, Ayer & Wood, Inc.
Boston, MA  02111

* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

   Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the Adviser during the year ended December 31, 1996, except that certain Trustees and officers who are directors and shareholders of Standish may, from time to time, purchase additional shares of common stock of Standish.

   The following table estimates the compensation to be paid to the Trust's Trustees by the Equity and Small Cap Funds for their initial fiscal years ending September 30, 1998 and by the Fixed Income and Global Fixed Income Funds during their initial fiscal years ending December 31, 1997:

                 Estimated Aggregate Compensation from the Funds

                                                                                Pension or
                                                                                Retirement         Total
                                                                                 Benefits      Compensation
                                                                                  Accrued     From Funds and
                                          Small         Fixed     Global Fixed    as Part      Portfolio and
                              Equity   Capitalization   Income       Income      of Funds       Other Funds
Name of Trustee               Fund**   Equity Fund**    Fund**        Fund**     Expenses       in Complex*
---------------               ------   --------------   ------    ------------  ----------    --------------
D. Barr Clayson                  $0        $0              $0          $0           $0                 $0
Samuel C. Fleming              $230        $4              $6          $4           $0            $50,500
Benjamin M. Friedman           $230        $4              $6          $4           $0            $50,500
John H. Hewitt                 $253        $4              $6          $4           $0            $55,500
Edward H. Ladd                   $0        $0              $0          $0           $0                 $0
Caleb Loring, III              $230        $4              $6          $4           $0            $50,500
Richard S. Wood                  $0        $0              $0          $0           $0                 $0

* As of the date of this Statement of Additional Information there were 22 funds in the fund complex.

** Estimated for the fiscal years ending September 30, 1998 for the Equity and Small Cap Funds and December 31, 1997 for the Fixed Income and Global Fixed Income Funds. The Funds are newly organized and as of the date of this Statement of Additional Information the Funds have not paid any compensation to the Trustees.

Certain Shareholders

   As of the date of this Statement of Information, the Trustees and officers of the Trust and the Portfolio Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each Fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any Fund except:

Equity Fund

 Percentage of
Name and Address                 Outstanding Shares
---------------------------------------------------
Maltrust & Co.                        100%*
c/o Eastern Bank and Trust Co.
225 Essex Street
Salem, MA 01970

* Because the shareholder beneficially owned more than 25% of the then outstanding shares of the Equity Fund, the shareholder was considered to control such Fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the Shareholders of such Fund will be approved or disapproved.

Investment Adviser

   Standish serves as the adviser to the Equity Portfolio, Small Capitalization Equity Portfolio and Fixed Income Portfolio pursuant to written investment advisory agreements. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

   The following, constituting all of the Directors and all of the shareholders of Standish, are the Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate, and Richard S. Wood.

   SIMCO serves as investment adviser to the Global Fixed Income Portfolio pursuant to an investment advisory agreement. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., a Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board and a Vice President of SIMCO and a Managing Director and a Vice President of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, a Vice President and Managing Director of Standish and the President of the Trust, is the Executive Vice President of SIMCO.

   Certain services provided by the Adviser under the advisory agreements are described in the Prospectus. These services are provided without reimbursement by the Portfolios for any costs incurred. Under the investment advisory agreements, the Adviser is paid a fee based upon a percentage of the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                                          Contractual Advisory Fee Rate
Portfolio                          (as a percentage of average daily net assets)
---------                          ---------------------------------------------
Equity Portfolio                                       0.50%
Small Capitalization
   Equity Portfolio                                    0.60%
Fixed Income Portfolio                    0.40% of the first $250 million
                                           0.35% of the next $250 million
                                             0.30% of over $500 million
Global Fixed Income Portfolio                          0.40%

   Pursuant to the investment advisory agreements, each Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

   Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year but only so long as each such continuance is approved annually (i) by the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

   In an attempt to avoid any potential conflict with portfolio transactions for the Portfolios, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Portfolios and their investors come before those of the Adviser and its employees.

Administrator of the Fund

   Standish also serves as the administrator ("Fund Administrator") to the Funds pursuant to written administration agreements with the Trust on behalf of each Fund. Certain services provided by the Fund Administrator under the administration agreements are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. Each administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio

   IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to each of the Portfolios (the "Portfolio Administrator") pursuant to written administration agreements with the Portfolio Trust on behalf of each Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For its services to the Portfolio Trust, the Portfolio Administrator currently receives a fee from each Portfolio in the amount of $7,500 annually. The Portfolios' administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Funds

   Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of each Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or, with respect to a Fund, by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                                  SERVICE PLAN

   The Trust, with respect to each Fund, has adopted a service plan (the "Service Plan"). Each Service Plan provides that a Fund may compensate entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Fund shares ("Omnibus Accounts") for providing certain personal, account administration and/or shareholder liaison services to participants in the Omnibus Accounts. Pursuant to the Service Plan, the Funds may enter into agreements with Account Administrators which purchase shares of the Funds ("Service Agreements"). Under such Service Agreements or otherwise, Account Administrators may perform some or all of the following services: (a) establishing and maintaining Omnibus Accounts with the Funds; (b) establishing and maintaining subaccounts and subaccount balances for Omnibus Accounts and their participants ("Participants"); (c) processing orders by Omnibus Accounts and Participants to purchase, redeem and exchange Fund shares promptly and in accordance with the effective prospectus relating to such shares; (d) transmitting to each Fund (or its agent) on each Business Day (as defined below) a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the Omnibus Accounts; (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders; (f) mailing Fund prospectuses, statements of additional information, periodic reports, transaction confirmations and subaccount information to Omnibus Accounts and Participants; (g) answering Omnibus Account and Participant inquiries about the Funds, subaccount balances, distribution options and such other administrative services for the Omnibus Account and the Participants as provided for in the service agreements between the Account Administrator and the Omnibus Account; and (h) providing such statistical and other information as may be reasonably requested by the Funds or necessary for the Funds to comply with applicable federal or state laws.

   As compensation for such services, the Funds may pay each Account Administrator a service fee in an amount of up to 0.25% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are attributable to or held in the name of such Account Administrator. Account Administrators may from time to time be required to meet certain other criteria in order to receive service fees.

   In accordance with the terms of the Service Plan, Standish provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Service Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Service Plan, they will consider the continued appropriateness and the level of compensation that the Service Plan provides.

   Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to an Account Administrator's receipt of compensation paid by the Funds in connection with the investment of fiduciary assets in Fund shares. Account Administrators that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Fund shares and receiving service fees.

   The Trust believes that fiduciaries of ERISA plans may properly receive fees under the Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

   Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

   Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes, within the definition of "party in interest" with respect to a plan, any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

   In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                              REDEMPTION OF SHARES

   Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it or determination by a Fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of a Fund.

   The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in portfolio securities, in conformity with a rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. Each Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the applicable Fund is permitted to redeem in-kind or except in the event the applicable Fund completely withdraws its interest from the Portfolio.

                             PORTFOLIO TRANSACTIONS

   The Adviser is responsible for placing each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Funds. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Portfolios under the investment advisory agreements will not be reduced as a result of the Adviser's receipt of research services.

   The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                        DETERMINATION OF NET ASSET VALUE

   Each Fund's net asset value is calculated each day on which the New York Stock Exchange is open (a "Business Day"). Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) and is computed by dividing the value of all securities and other assets of a Fund (substantially all of which will be represented by the Fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of Fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining net asset value.

   The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. on the following Business Day.

   Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotation are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

   Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees, which may include the use of yield equivalents or matrix pricing.

   Money market instruments with less than sixty days remaining to maturity when acquired by a Portfolio are valued on an amortized cost basis. If a Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

   Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees of the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

   Each Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each Fund. Each share of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets available for distribution.

   Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Funds. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each Fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this Statement of Additional Information, the Equity, Small Cap, Fixed Income, and Global Fixed Income Funds invest all of their investible assets in other open-end investment companies.

   All Fund shares have equal rights with regard to voting, and shareholders of a Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

   Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

   Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.

                        THE PORTFOLIO AND ITS INVESTORS

   Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

   Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

   Each series of the Trust, including each Fund, is treated as a separate entity for accounting and tax purposes. Each Fund intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and to qualify as such for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

   Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because each Fund invests its assets in its corresponding Portfolio, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding Fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding Fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the Fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, each Fund will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

   Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

   Each Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Funds qualify as regulated investment companies under the applicable provisions of federal law incorporated in Massachusetts law, they will also not be required to pay any Massachusetts income tax.

   Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

   If a Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to enable the corresponding Fund to satisfy the distribution requirements.

   Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Portfolio's ability to enter into futures, options or currency forward transactions.

   Certain options, futures or currency forward transactions undertaken by a Portfolio may cause the Fund to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Portfolio and allocable to the corresponding Fund. Additionally, a Portfolio (and its corresponding Fund) may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

   The Federal income tax rules applicable to dollar rolls, certain structural securities, currency swaps, interest rate swaps, caps, floors and collars and possibly other investments or transactions are unclear in certain respects, and a Portfolio will account for these instruments in a manner that is intended to allow the Funds and other similar investors to qualify as RICs. Due to possible unfavorable consequences under present tax law, the Portfolios do not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Fixed Income and Global Fixed Income Portfolio's may acquire "regular" interests in REMICs.

   Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may have to be limited in order to satisfy applicable tax requirements.

   Each Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets (taking into account the Fund's allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Equity, Small Cap and Fixed Income Portfolios are such that each Fund that invests in one of those Portfolios expects that it generally will not meet this 50% requirement, shareholders of each such Fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute.

   The Global Fixed Income Portfolio may meet the 50% threshold referred to in the previous paragraph and the Global Fixed Income Fund may therefore file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of qualified foreign taxes treated as paid by the Fund even though not actually received by them, and
(ii) treat such respective pro rata portions as foreign taxes paid by them.

   If the Global Fixed Income Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Global Fixed Income Fund, although such shareholders will be required to include their share of such taxes in gross income if the election is made. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Global Fixed Income Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Global Fixed Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes treated as paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

   If a Portfolio acquires stock (including, under proposed regulations, an option to acquire stock such as inherent in a convertible bond) and in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant Fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require them to recognize taxable income or gain without the concurrent receipt of cash. Each Portfolio may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

   Investment in debt obligations by the Fixed Income or Global Fixed Income Portfolios that are at risk of or in default presents special tax issues for the Fixed Income or Global Fixed

Income Fund. Tax rules are not entirely clear about issues such as when such Portfolios may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fixed Income or Global Fixed Income Portfolios, in the event that either holds such obligations, in order to reduce the risk of the Fixed Income or Global Fixed Income Fund, or any other RIC investing in those Portfolios, distributing insufficient income to preserve its status as a RIC or becoming subject to Federal income or excise tax.

   Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Funds' Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. The Treasury Department has issued preliminary guidance to apply this legislation (which could be modified by any "technical corrections" that may be enacted) to capital gains and losses and to distributions by regulated investment companies ("RICs"), including the Funds, from their realized net capital gain. This guidance enables RICs to pass through to their shareholders the benefits of the capital gains tax rates contained in the 1997 TRA by designating certain capital gains dividends or portions thereof as eligible for a 20% maximum tax rate with other capital gain dividends or portions thereof subject to a maximum 28% tax rate (or, in rare cases, a 25% tax rate), in each case for individuals and other noncorporate taxpayers entitled to such preferential capital gains tax rates. This guidance also provides or will provide for the appropriate tax treatment of other long-term capital gains and losses, such as those recognized by a Fund under the mark to market rules described above, and distributions attributable to such gains. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

   For purposes of the dividends received reduction available to corporations, dividends received by the Equity or Small Cap Portfolio and allocable to its corresponding Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend, and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

   Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, require the current recognition of income.

   A Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, only to the extent a Fund was allocated dividend income of the Portfolio from stock investments in U.S. domestic corporations. It is anticipated that, due to the nature of the Portfolios' investments, no portion of the Fixed Income and Global Fixed Income Funds' distributions will generally qualify for the dividends received deduction.

   At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of a Portfolio's portfolio. Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

   Upon a redemption or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department regulations, announcements or other guidance issued to implement the 1997 TRA may contain rules for determining different tax rates applicable to sales of Fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. These regulations may also modify some of the provisions described above.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of each Fund's indirect ownership (through the Portfolio) of any such obligations, as well as the Federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax adviser regarding such treatment and the application of foreign taxes to an investment in the Funds.

   The Equity Fund has received permission from the IRS to change its fiscal year end from December
 31, 1997 to September 30, 1997. The Small Cap Fund is currently seeking similar permission from the IRS. If the Small Cap Fund receives such permission, both the Equity and Small Cap Funds and the Equity and Small Cap Portfolios will furnish financial statements for the fiscal year ended September 30, 1997.

                             ADDITIONAL INFORMATION

   The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

                        EXPERTS AND FINANCIAL STATEMENTS

   Coopers & Lybrand L.L.P., independent auditors, will audit the Equity and Small Cap Fund's financial statements for the fiscal year ending September 30, 1998, and the Fixed Income and Global Fixed Income Fund's financial statements for the fiscal year ending December 31, 1998. Coopers & Lybrand, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, an affiliate of Coopers & Lybrand L.L.P., will audit the Equity and Small Cap Portfolio's financial statements for the fiscal year ended September 30, 1997 and the Fixed Income and Global Fixed Income Portfolio's financial statements for the fiscal year ending December 31, 1997. Financial statements for the period ended June 30, 1997 are unaudited.

   The financial statements for the years ended December 31, 1996 and for the semi-annual periods ended June 30, 1997 for the Equity Portfolio, Small Cap Portfolio, Fixed Income Portfolio and Global Fixed Income Portfolio are incorporated by reference from the annual and semi-annual reports which were previously sent to shareholders and were filed with the Securities and Exchange Commission on March 7, 1997 and September 8, 1997, respectively, 1940 Act File No. 811-4813.

                                   APPENDIX A
                           KEY TO MOODY'S RATINGS FOR
                            CORPORATION BONDS AND FOR
                             SOVEREIGN, SUBNATIONAL
                          AND SOVEREIGN RELATED ISSUERS

   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                            STANDARD & POOR'S RATINGS
                                 DEFINITIONS FOR
                                CORPORATION BONDS

   AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in categories.

   BB -- Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                STANDARD & POOR'S
                               CHARACTERISTICS OF
                            SOVEREIGN DEBT OF FOREIGN
                                    COUNTRIES

   AAA -- Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances --Key players in the global trade and financial system -- Prosperous and resilient economies, high per capita incomes -- Low fiscal deficits and government debt, low inflation -- Low external debt

   AA -- Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances -- Tightly integrated into global trade and financial system -- Differ from AAAs only to a small degree because: -- Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks) -- More variable fiscal deficits, government debt and inflation -- Moderate to high external debt.

   A -- Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change -- Established trend of integration into global trade and financial system --Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but -- Usually rapid growth in output and per capita income Management through variable fiscal deficits, government debt and inflation -- Usually low but variable debt.

   B -- Political factors a source of major uncertainty, either because system is in transition or due to external threats, or other, often in environment of rapid economic and social change -- Integration into global trade and financial system owing but untested -- Low to moderate income developing economies but variable performance and quite vulnerable to diverse external influences -- Variable to high fiscal deficits, Government debt and inflation -- Very high and variable debt, often graduates of Brady plan but track record not well established.

                          DESCRIPTION OF DUFF & PHELPS
                                   RATINGS FOR
                            CORPORATION BONDS AND FOR
                                   SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUERS

   AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

   A -- Protection factors are average but adequate. However, the factors are more variable and greater in periods of economic stress.

   BBB -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

   BB-- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                           IBAC LONG TERM RATINGS FOR
                                   CORPORATION
                            BONDS AND FOR SOVEREIGN,
                                 SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUES

   AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

   AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

   A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

   BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

   BB -- Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

                                       ***

   In the case of sovereign, subnational and sovereign related issuers, the Portfolios use the foreign currency or domestic (local) currency rating depending upon how the portfolio security is denominated. In the case where the Portfolio holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Portfolio will use the foreign currency rating for the issuer; in the case where a Portfolio holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Portfolio will treat the security as being unrated.

                                [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(A)   Financial Statements:

      The following financial statements of Standish Equity Portfolio, Standish Small Capitalization Equity Portfolio, Standish Fixed Income Portfolio and Standish Global Fixed Income Portfolio, each a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), are incorporated by reference into the combined Prospectus and Statement of Additional Information of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund, each a series of Standish, Ayer & Wood Investment Trust (the "Registrant").+

      Schedule of Portfolio Investments
      Statement of Assets and Liabilities
      Statement of Operations
      Statement of Changes in Net Assets
      Financial Highlights
      Notes to Financial Statements
      Independent Auditors' Report

(B)   Exhibits:

      (1)   Agreement and Declaration of Trust dated August 13, 1986*

      (1A)  Certificate of Designation of Standish Fixed Income Fund**

      (1B)  Certificate of Designation of Standish International Fund**

      (1C)  Certificate of Designation of Standish Securitized Fund**

      (1D)  Certificate of Designation of Standish Short-Term Asset Reserve
            Fund**

      (1E)  Certificate of Designation of Standish Marathon Fund*

      (1F)  Certificate of Amendment dated November 21, 1989*

      (1G)  Certificate of Amendment dated November 29, 1989*

      (1H)  Certificate of Amendment dated April 24, 1990*

      (1I)  Certificate of Designation of Standish Equity Fund**

      (1J) Certificate of Designation of Standish International Fixed Income Fund**

      (1K) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund*

      (1L) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund*

      (1M)  Certificate of Designation of Standish Global Fixed Income Fund*

      (1N) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II**

      (1O) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund**

      (1P) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund**

      (1Q)  Form of Certificate of Designation of Standish Small
            Capitalization Equity Fund II**

      (1R) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund**

      (2)   Bylaws of the Registrant*

      (3)   Not applicable

      (4)   Not applicable

      (5A) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund**

      (5B) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

      (5C) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund**

      (5D) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund**

      (5E) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund**

      (5F) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund**

      (5G) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II**

      (5H) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund**

      (5I) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund**

      (6A) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.**

      (6B) Most recently dated/filed revised Appendix A to Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.**

      (7)   Not applicable

      (8A) Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

      (8B) Most recently dated/filed revised Appendix A to Master Custody Agreement between the Registrant and Investors Bank & Trust Company**

      (9A) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company**

      (9B) Most recently dated/filed revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company**

      (9C) Master Administration Agreement between the Registrant and Investors Bank & Trust Company**

      (9D)  Most recently dated/filed revised Exhibit A to Master
            Administration Agreement between the Registrant and Investors Bank & Trust Company**

      (9E) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant**

      (9F) Most recently dated/filed revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant**

      (10A) Opinion and Consent of Counsel for the Registrant**

      (11)  Consent of Independent Public Accountants***

      (12)  Not applicable

      (13)  Not applicable

      (14)  Not applicable

      (15)  Not applicable

      (16)  Performance Calculations**

      (17)  Not Applicable

      (18)  Not applicable

      (19A) Power of Attorney for Registrant (Richard S. Wood)**

      (19B) Power of Attorney for Registrant (James E. Hollis, III)**

      (19C) Power of Attorney for Registrant (Samuel C. Fleming)**

      (19D) Power of Attorney for Registrant (Benjamin M. Friedman)**

      (19E) Power of Attorney for Registrant (John H. Hewitt)**

      (19F) Power of Attorney for Registrant (Edward H. Ladd)**

      (19G) Power of Attorney for Registrant (Caleb Loring III)**

      (19H) Power of Attorney for Registrant (D. Barr Clayson)**

      (19I) Power of Attorney for Registrant (Paul G. Martins)**

      (19J) Power of Attorney for Portfolio Trust (Richard S. Wood)**

      (19K) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)**

      (19L) Power of Attorney for Portfolio Trust (Paul G. Martins)**

      --------------------
      +     The December 31, 1996 financial statements were filed as an exhibit to Registration Statement No. 33-8214. The June 30, 1997 financial statements were filed on Form N-30D, File No. 811-4813, on September
            8, 1997.
      *     Filed as an exhibit to Registration Statement No. 33-10615 and incorporated herein by reference thereto.
      **    Filed as an exhibit to Registration Statement No. 33-8214 and incorporated herein by reference thereto.
      ***   Filed herewith.

Item 25.    Persons Controlled by or under Common Control with Registrant

      No person is directly or indirectly controlled by or under common control with the Registrant.


Item 26.    Number of Holders of Securities

      Set forth below is the number of record holders, as of September 30, 1997, of the shares of each series of the Registrant.

                                                Number of Record
      Title of Class                                  Holders
      --------------                            ----------------

      Shares of beneficial interest, par value $.01, of:

      Standish Fixed Income Fund                      484
      Standish Securitized Fund                         9
      Standish Short-Term Asset
           Reserve Fund                                88
      Standish International Fixed
           Income Fund                                211
      Standish Global Fixed Income Fund                53
      Standish Equity Fund                            155
      Standish Small Capitalization
           Equity Fund                                324
      Standish Massachusetts Intermediate
           Tax Exempt Bond Fund                        94
      Standish Intermediate Tax Exempt
           Bond Fund                                  136
      Standish International Equity Fund              184
      Standish Controlled Maturity Fund                16
      Standish Fixed Income Fund II                    10
      Standish Small Cap Tax-Sensitive
        Equity Fund                                   198
      Standish Tax-Sensitive Equity Fund              103
      Standish Equity Asset Fund                        1
      Standish Small Capitalization
           Equity Asset Fund                            0

      Standish Fixed Income Asset Fund                  0
      Standish Global Fixed Income Asset Fund           0
      Standish Small Capitalization Equity Fund II     44
      Standish Diversified Income Fund                 14

Item 27.    Indemnification

      Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.    Business and Other Connections of Investment Advisers

      The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

      The business and other connections of the officers and partners of Standish International Management Company, L.P. ("SIMCO"), the investment adviser to certain other series of the Registrant, are listed on the Form ADV of SIMCO as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

      The following sections of each such Form ADV are incorporated herein by reference:

            (a)  Items 1 and 2 of Part 2;

            (b)  Section IV, Business Background, of each Schedule D.


Item 29.    Principal Underwriter

            (A) Standish Fund Distributors, L.P. serves as the principal underwriter of each of the series of the Registrant as listed in Item 26 above.

            (B)   Directors and Officers of Standish Fund Distributors, L.P.:

                        Positions and Offices         Positions and Offices
Name                    with Underwriter              with Registrant
----                    ---------------------         ---------------------

James E. Hollis, III    Chief Executive Officer       Vice President

Beverly E. Banfield     Chief Operating Officer       Vice President

      The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

            (C) Not applicable.

Item 30.    Location of Accounts and Records

      The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.    Management Services

      Not applicable

Item 32.    Undertakings

            (A)   Not applicable.

            (B) With respect to Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund, Standish Global Fixed Income Asset Fund and Standish Diversified Income Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the applicable Post-Effective Amendment to its Registration Statement registering shares of such Funds.

            (C) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 11th day of November, 1997.


                                    STANDISH, AYER & WOOD
                                    INVESTMENT TRUST


                                    /s/ Paul G.  Martins
                                    ---------------------------
                                    Paul G. Martins, Treasurer

      The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such

Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature               Title                         Date


Richard S. Wood*              Trustee and President         November 11, 1997
------------------------      (Principal Executive Officer)
Richard S. Wood


Paul G. Martins*              Treasurer (Principal          November 11, 1997
------------------------      Financial and Accounting
Paul G. Martins               Officer)


D. Barr Clayson*              Trustee                       November 11, 1997
-----------------------
D. Barr Clayson


Samuel C. Fleming*            Trustee                       November 11, 1997
-----------------------
Samuel C. Fleming


Benjamin M. Friedman*         Trustee                       November 11, 1997
-----------------------
Benjamin M. Friedman


John H. Hewitt*               Trustee                       November 11, 1997
-----------------------
John H. Hewitt


Edward H. Ladd*               Trustee                       November 11, 1997
----------------------
Edward H. Ladd


Caleb Loring III*             Trustee                       November 11, 1997
----------------------
Caleb Loring III

*By:  /s/ James E. Hollis III
      -----------------------
      James E. Hollis, III
      Attorney-In-Fact

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of November, 1997.

                                    STANDISH, AYER & WOOD
                                    MASTER PORTFOLIO


                                    /s/ Richard S. Wood
                                    --------------------------
                                    Richard S. Wood, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated pursuant to powers of attorney that were executed outside the United States.

Signature               Title                               Date


Richard S. Wood*        Trustee and President         November 11, 1997
---------------         (Principal Executive
Richard S. Wood         Officer)



Paul G. Martins*        Treasurer (Principal          November 11, 1997
---------------         Financial and Accounting
Paul G. Martins         Officer)


D. Barr Clayson*        Trustee                       November 11, 1997
----------------
D. Barr Clayson

Samuel C. Fleming*      Trustee                       November 11, 1997
-----------------
Samuel C. Fleming


Benjamin M. Friedman*   Trustee                       November 11, 1997
--------------------
Benjamin M. Friedman


John H. Hewitt*         Trustee                       November 11, 1997
--------------
John H. Hewitt


Edward H. Ladd*         Trustee                       November 11, 1997
--------------
Edward H. Ladd


Caleb Loring III*       Trustee                       November 11, 1997
----------------
Caleb Loring III


*By:  /s/ James E. Hollis III
      -----------------------
      James E. Hollis, III
      Attorney-In-Fact

                                  EXHIBIT INDEX

Exhibit

      (11)  Consent of Independent Public Accountants

                         [HALE AND DORR LLP LETTERHEAD]


                                November 13, 1997


Standish, Ayer & Wood Investment Trust
One Financial Center
Boston, Massachusetts  02111

   Re: Post-Effective Amendment No. 84 to Registration Statement on Form N-1A
      (File Nos. 33-8214 and 811-4813)

Ladies and Gentlemen:

        As counsel to Standish, Ayer & Wood Investment Trust (the "Trust"), we have reviewed the above-referenced Post-Effective Amendment to the Trust's Registration Statement for filing with the Securities and Exchange Commission. We hereby represent, pursuant to Rule 485(e) under the Securities Act of 1933, as amended, that said Post-Effective Amendment does not in our view contain disclosure that would make it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

        We understand that the Trust is currently in the process of registering or qualifying its shares in various states. We hereby consent to your filing this letter with the securities administrators for such states and with the Securities and Exchange Commission as part of or together with the Trust's Registration Statement on Form N-1A. Except as provided in this paragraph, this letter may not be relied upon by, or filed with, any other parties or for any other purpose.


                                                   Very truly yours,

                                                   /s/ Hale and Dorr LLP

                                                   Hale and Dorr LLP